EXHIBIT 10.26


                                FIRST AMENDMENT
                                ---------------

     FIRST AMENDMENT (this "Amendment"), dated as of August 9, 1999, among
PACER INTERNATIONAL, INC. (f/k/a LAND TRANSPORT SERVICES, INC.), a Tennessee corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (the "Banks"), CREDIT SUISSE FIRST BOSTON, as Documentation Agent (in such capacity, the "Documentation Agent"), MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent (in such capacity, the "Syndication Agent") and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent" and, together with the Documentation Agent and Syndication Agent, each, an "Agent" and, collectively, the "Agents").
Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower, the Banks and the Agents are parties to a Credit Agreement, dated as of May 28, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

     WHEREAS, subject to and on the terms and conditions set forth in this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

     1.  The definition of "Maximum Swingline Amount" appearing in Section
11 of the Credit Agreement is hereby amended by deleting the amount "$2,500,000" appearing in said definition and inserting the amount "$10,000,000" in lieu thereof.

     2. In order to induce the Banks to enter into this Amendment, the Borrower hereby (i) makes each of the representations, warranties and agreements contained in Section 7 of the Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the First Amendment Effective Date, both before and after giving effect to this Amendment.

     3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agents.

     5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     6. This Amendment shall become effective on the date (the "First Amendment Effective Date") when the Borrower and the Banks constituting the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036
Attention: Stacy Nathanson (facsimile number 212-354-8113).

     7. From and after the First Amendment Effective Date, all references to the Credit Agreement in the Credit Agreement and each of the other Credit Documents shall be deemed to be references to the Credit Agreement as modified hereby.

                            *          *          *

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                              PACER INTERNATIONAL, INC. (f/k/a Land Transport
                               Services, Inc.)

                              By:
                                  --------------------------------------
                              Title:


                              BANKERS TRUST COMPANY,
                               Individually and as
                               Administrative Agent

                              By:
                                  --------------------------------------
                              Title:


                              MORGAN STANLEY SENIOR FUNDING, INC.,
                              Individually and as
                              Syndication Agent

                              By:
                                  --------------------------------------
                              Title:


                              CREDIT SUISSE FIRST BOSTON,
                              Individually and as
                              Documentation Agent

                              By:
                                  --------------------------------------
                              Title:


                              By:
                                  --------------------------------------
                              Title:

                              BANKBOSTON, N.A.



                              By:
                                  --------------------------------------
                              Title:



                              BANK UNITED



                              By:
                                  --------------------------------------
                              Title:



                              ABN AMRO BANK N.V.



                              By:
                                  --------------------------------------
                              Title:



                              By:
                                  --------------------------------------
                              Title:



                              THE FIRST NATIONAL BANK OF CHICAGO



                              By:
                                  --------------------------------------
                              Title:

                              CREDIT LYONNAIS AMERICAS NEW YORK BRANCH



                              By:
                                  --------------------------------------
                              Title:



                              By:
                                  --------------------------------------
                              Title:



                              FIRST UNION NATIONAL BANK



                              By:
                                  --------------------------------------
                              Title:



                              HELLER FINANCIAL

                              By:
                                  --------------------------------------
                              Title:



                              THE INDUSTRIAL BANK OF JAPAN, LIMITED



                              By:
                                  --------------------------------------
                              Title:



                              THE MITSUBISHI TRUST AND BANKING CORPORATION



                              By:
                                  --------------------------------------
                              Title:

                              THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



                              By:
                                  --------------------------------------
                              Title:




                              TRANSAMERICA BUSINESS CREDIT CORPORATION



                              By:
                                  --------------------------------------
                              Title:




                              UNION BANK OF CALIFORNIA, N.A.



                              By:
                                  --------------------------------------
                              Title: